UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this report, on June 17, 2020, the stockholders of Fortress Biotech, Inc. (the “Company” or “Fortress”) voted at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) to approve an amendment (the “Plan Amendment”) to the Company’s 2013 Stock Incentive Plan (the “Incentive Plan”) to increase the shares of common stock available for issuance under the Incentive Plan by 3,000,000 shares from 10,000,000 shares to 13,000,000 shares.

The Company’s Board of Directors approved the Plan Amendment on April 22, 2020, subject to stockholder approval at the 2020 Annual Meeting. The Plan Amendment became effective at the time of stockholder approval.

A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02. The material terms of the Incentive Plan as so amended are described in the Company’s definitive proxy statement on Schedule 14A for the 2020 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this report, on June 17, 2020, the stockholders of the Company voted at the 2020 Annual Meeting to approve amendment to the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of shares of common stock authorized for issuance by 50,000,000 shares, bringing the total number of authorized shares of common stock to 150,000,000 shares (the “Authorized Shares Amendment”) and (ii) increase the frequency of the dividend payments on the Company’s 9.375% Series A Cumulative Redeemable Perpetual Preferred Stock from quarterly to monthly (the “Perpetual Preferred Dividend Frequency Amendment”).

On June 18, 2020, following the 2020 Annual Meeting, the Company filed certificates of amendment giving effect to each of the Authorized Shares Amendment and the Perpetual Preferred Dividend Frequency Amendment with the Secretary of State of the State of Delaware. Copies of each certificate of amendment giving effect to the Authorized Shares Amendment and the Perpetual Preferred Dividend Frequency Amendment are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2020, the Company held its 2020 Annual Meeting of stockholders at 10:00 a.m. Eastern Time by means of an online virtual meeting platform. Stockholders representing 69,449,768 shares of the Company’s common stock, or 85.32%, of the 81,391,206 shares entitled to vote, were represented in person or by proxy, constituting a quorum.

At the 2020 Annual Meeting, the following four proposals were approved: (i) the election of eight directors to hold office until the 2021 annual meeting; (ii) an amendment to Fortress’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 50,000,000 shares from 100,000,000 shares to 150,000,000 shares; (iii) an amendment to Fortress’s Amended and Restated Certificate of Incorporation to increase the frequency of the dividend payments on the Company’s 9.375% Series A Cumulative Redeemable Perpetual Preferred Stock from quarterly to monthly; (iv) an amendment to the Incentive Plan to increase the shares of common stock available for issuance under the Incentive Plan by 3,000,000 shares from 10,000,000 to 13,000,000; and (v) the ratification of the appointment of BDO USA, LLP as Fortress’s independent registered public accounting firm for the year ending December 31, 2020. The five proposals are described in detail in Fortress’s definitive proxy statement on Schedule 14A for the 2020 Annual Meeting filed with the SEC on April 27, 2020.

Proposal 1

The votes with respect to the election of eight directors to hold office until the 2021 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non-Votes
Lindsay A. Rosenwald, M.D.	49,455,415	99.43%	284,125	0.57%	19,710,228
Michael S. Weiss	48,614,201	97.74%	1,125,339	2.26%	19,710,228
Eric R. Rowinsky, M.D.	49,325,247	99.17%	414,293	0.83%	19,710,228
J. Jay Lobell	44,813,456	90.10%	4,926,084	9.90%	19,710,228
Jimmie Harvey, Jr., M.D.	49,325,519	99.17%	414,021	0.83%	19,710,228
Dov Klein	48,753,669	98.02%	985,871	1.98%	19,710,228
Malcolm Hoenlein	48,994,295	98.50%	745,245	1.50%	19,710,228
Kevin L. Lorenz, J.D.	45,895,659	92.27%	3,843,881	7.73%	19,710,228

Proposal 2

The vote with respect to the approval of an amendment to Fortress’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 50,000,000 shares from 100,000,000 shares to 150,000,000 shares was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
67,539,139	1,729,834	180,795	0

Proposal 3

The vote with respect to the approval of an amendment to Fortress’s Amended and Restated Certificate of Incorporation to amend the Certificate of Designations of Rights and Preferences of the Company’s 9.375% Series A Cumulative Redeemable Perpetual Preferred Stock to increase the frequency of the dividend payments on the Company’s 9.375% Series A Cumulative Redeemable Perpetual Preferred Stock from quarterly to monthly was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
48,980,516	705,999	53,025	19,710,228

Proposal 4

The vote with respect to the approval of an amendment to Fortress’s 2013 Stock Incentive Plan was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
47,704,074	1,891,114	144,352	19,710,228

Proposal 5

The vote with respect to the ratification of BDO USA, LLP as Fortress’s independent registered accounting firm for the year ending December 31, 2020 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
69,264,727	119,265	65,776	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Fortress Biotech, Inc.

3.2	Certificate of Amendment to the Certificate of Designations of Rights and Preferences of the Fortress Biotech, Inc. 9.375% Series A Cumulative Redeemable Perpetual Preferred Stock under the Amended and Restated Certificate of Incorporation of Fortress Biotech, Inc.

10.1	Amendment to the Fortress Biotech, Inc. 2013 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: June 19, 2020
	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Executive Chairman, President and Chief Executive Officer